Bank of America Merrill Lynch Insurance Conference 2018 Albert Benchimol, President & CEO AXIS Capital February 15, 2018 Exhibit 99.1

Safe Harbor Statement Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “will,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding our rankings among (re)insurers, our expectations regarding estimated synergies and the success of the integration of Novae Group plc (“Novae”), our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: the cyclical nature of the (re)insurance business leading to periods with excess underwriting capacity and unfavorable premium rates; competition and consolidation in the (re) insurance industry; general economic, capital and credit market conditions; the occurrence and magnitude of natural and man-made disasters; losses from war, terrorism and political unrest or other unanticipated losses; any downgrade in our financial strength or credit ratings; actual claims exceeding our loss reserves; the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions; our inability to purchase reinsurance or collect amounts due to us; fluctuations in interest rates, credit spreads, equity prices and/or currency values; the failure of any of the loss limitation methods we employ; our inability to purchase reinsurance or collect amounts due to us; the use of industry catastrophe models and changes to these models; changes in accounting policies or practices; the failure of our cedants to adequately evaluate risks; the breach by third parties in our program business of their obligations to us; difficulties with technology and/or data security; the failure to successfully integrate acquired businesses, including without limitation Novae, or realize the expected synergies resulting from such acquisitions; changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's expected withdrawal from the European Union; inability to obtain additional capital on favorable terms, or at all; inability to obtain necessary credit; changes in governmental regulations and potential government intervention in our industry; failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; the loss of business provided to us by our major brokers and credit risk due to our reliance on brokers; the failure of our policyholders and intermediaries to pay premiums; the loss of one or more key executives; changes in tax laws; and the other factors set forth in our most recent Annual report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as such factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

A Leading Hybrid Global (Re)insurer Market data as of 2/14/17. 2017 GPW pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Novae GPW for first 9 months of 2017 converted at rate of 1.28x GBP:USD. S&P / A.M. Best AXIS is a global insurer and reinsurer, providing our clients and distribution partners a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength. AXIS Capital at a Glance Exchange / Ticker NYSE / “AXS” Market Capitalization $4.3 Billion Quarterly Dividend / Annual Yield $0.39 / 3.0% Gross Premium Written(1) $6.6 Billion Financial Strength Ratings(2) A+ / A+ Office Locations 32 Offices across 4 Continents

Target leadership in global Specialty Risks Top-quintile profitability with industry average volatility Hybrid model – Insurance & Reinsurance Franchise anchored in leadership positions in key markets and distribution relationships Strong relationships with distributors & clients based on expertise, service and agility Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Consistent Commitment to Our Strategy Commitment to superior capabilities and talent

Where We Are On Our Journey 2001 START-UP Provider of large capacity for volatile lines in a “hard” market TODAY RELEVANT PLAYER Relevant player in core markets with a more diversified portfolio Top 10 U.S. Excess and Surplus Lines (P&C) London Market / Lloyds Insurer of North American Professional Lines Top 15 Global P&C Reinsurer TOMORROW LEADERSHIP Top 3 go-to player for specialty risks Top 10 (re)insurer in our chosen markets Top quintile profitability

Delivering Excellent Shareholder Value Creation (1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is pro forma for AXIS Capital IPO. 2002 – 2017 CAGR = 11.1% Total Shareholder Value Creation = Growth in Diluted Book Value per Share(1) + Accumulated Declared Dividends

Deliberate Reduction of Volatility Note: Excludes Syndicate 2007 Reported Loss Ratios exclude prior year reserve movements. Volatility Index represents the standard deviation in the annual plan. Standard Deviation of 2010 set equal to 1. Business mix shift to write proportionally less volatile lines Application of data and analytics to drive portfolio construction Disciplined remedial action on underperforming business More effective use of reinsurance and retrocessions, including Strategic Capital Partnerships Executing on Current Strategy

Reduced Exposure to Catastrophes AXIS vs. Peers – 2017 Cat Losses as % of Common Equity(2) Source: Swiss Re, company reports. Industry losses exclude NFIP losses. AXIS cat losses are pre-tax, net ultimate losses. Cat losses are announced pre-tax net losses. Common equity as of 12/31/16. AXIS Catastrophe Experience(1) Cat Pts on Loss Ratio Mean 10.9% Median 5.6%

A Diversified Global Specialist Insurer AXIS Insurance vs. Peers Accident Year Combined Ratio (ex. Cats) (2013-2017 Avg.) AXIS Insurance 2017 GPW(1): $4.0 Billion Peer Mean 97.1% 2017 GPW pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Novae GPW for first 9 months of 2017 converted at rate of 1.28x GBP:USD.

Diversified Distribution with Greater Access to Smaller Accounts AXIS Insurance Sourcing of GPW Less dependence on “Big 3” retail brokers More diversified sourcing of revenues Larger proportion of smaller accounts Less volatile portfolio Big 3 Retail includes Marsh, AON and Willis. Big 3 US Wholesale includes BB&T, AMWINS and Ryan Specialty. Program/Small Account Other “Big 3” Retail 1 “Big 3” Wholesale 2

Significant Progress on Novae Integration

AXIS Insurance International Division

2017 Business Mix by GPW(1)

2017 GPW: $2Bn(1)



27%
13%
5%
5%
5%
3%
3%
18%
6%
4%
3%
2%
1%
6%
Property - MGA(2)
Property - Open Market(3)
Marine - Liability
Marine - Energy
Marine - Cargo
Marine - Hull
Marine - Other
Professional Lines
Credit & Political Risk
Aviation
Terrorism
Liability
Accident & Health
Run-Off

(1) 2017 GPW pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Novae GPW for first 9 months of 2017 converted at rate of 1.28x GBP:USD.
(2) Includes smaller accounts and UK specialty homeowners.
(3) Includes power, construction, renewable energy onshore and global property.

- Diversified distribution and strengthened strategic broker relationships
- Greater proportion of smaller risks
- “Best of both” underwriting teams in place
- Moved to single managing agency; syndicates to merge 1/1/19
- Net reserves for legacy Novae UW years 2015 and prior transferred in RITC
- ~$60M of identified run-rate cost synergies by 2020 (up from $50M original estimate)
- Market environment significantly better than originally anticipated
- Controlling renewals
- Actions identified and under way to remediate/discontinue underperforming business

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AXIS Insurance: Focusing on Profitability and Relevance Portfolio Mix Change Investments in New Lines 2013 2017 GWP share 18% 3% 2013 2017 GWP share 54% 72% 2013 2017 GWP share 10% 11% 2013 2017 GWP share 18% 13% Low Relevance Low Profitability High Relevance High Profitability 2017 Avg. CR (ex. Cat): <90% 2017 Avg. CR (ex. Cat): ~70% 2017 Avg. CR (ex. Cat): ~95% 2017 Avg. CR (ex. Cat): >120% Note: Excludes A&H

Maintaining margin through disciplined underwriting AXIS Insurance: Disciplined Underwriting and Improving Market Dynamics Market rate trend improving going into 2018 Note: Excludes A&H

Exposures in 77 Countries 4,700+ Contracts 2,100+ Programs 600+ Client Relationships 5 Day Average Payment of Valid Claims From Receipt Product Mix (Premium) Regional Mix (Premium) Structural Mix (Premium) Casualty Specialty Property Pro-Rata Excess of Loss US & Canada Europe Rest 52% 36% 12% 58% 42% 43% 30% 27% AXIS Re: Strong Midsize Global Reinsurer(1) (1) AXIS Re in-force Portfolio at 1/1/2018 – excludes Novae.

AXIS Re Overview AXIS Re 2017 GPW by Line(1): $2.6 Billion Data is pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Novae data for first 9 months of 2017 converted at rate of 1.28x GBP:USD. 2002-2017 Financial Results(1) ($ in Billions) Total Gross Premiums Written $26.9 Total Underwriting Income $2.6 Aggregate Combined Ratio 89%

AXIS Re: Successful January Renewals Expiring Premium 1/1 2018 Renewals(1) Premium $1.46Bn $1.48Bn Number of Contracts 2,459 2,570 Number of Client Relationships 361 383 Uptick on all metrics at 1/1 Improved priced technical results and ROE for all lines of business Excludes Novae.

Growing Strategic Capital Partnerships Total Managed Capital: $8.2bn Strategic Capital Partners Fee Income(1) Total Managed Capital Premium Ceded to Strategic Capital Partners ($ in billions) ($ in millions) ($ in millions) Fee income from strategic capital partners represents service fees and reimbursement of expenses due to the AXIS Reinsurance segment from its strategic capital partners. Fee income from strategic capital partners included $5M included in other insurance related income (expense) for the year ended December 31, 2017, and $8M for year ended December 31, 2016. It also included $31M as an offset to general and administrative expenses for the year ended December 31, 2017 and $14M for the year ended December 31, 2016.

Strengthening our Operating Model LAUNCH Global Underwriting and Analytics Office REALIGN Accident & Health Business & Build on its Growth REINVEST in Customer Centricity INTEGRATE Functional Models for IT, Finance

Confidence in Margin Improvement FY 2017 “As if”(1) Less: Discontinued Lines(2) Pro Forma 2017 Continuing Lines GPW $6,567 $192 $6,376 NPE $4,751 $195 $4,556 Combined Ratio 111.7% 158.2% 109.8% AY Ex. Cat Combined Ratio 96.8% 120.7% 95.7% ($ in millions) Figures are pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Excludes impact of PGAAP. Includes AXIS and Novae discontinued lines Catalysts for 2018 Improved mix Ongoing underwriting actions Improved market conditions Integration synergies Unusual Events in 2017 Elevated property / attritional losses Ogden rate change

Top 3 go-to player for specialty risks Top 10 (re)insurer in our chosen markets Top quintile profitability Company that attracts the best talent   Where We Are Going 2001 START-UP Provider of risk capital in firm/hard market. TOMORROW LEADERSHIP TODAY RELEVANT PLAYER “Relevant player in core markets.”

Conclusion Transformed AXIS into a relevant leader in core specialty markets Superior attributes deliver more defensible market position Substantial progress in transitioning portfolio for greater balance and profitability, with lower volatility Actions already taken will lead to stronger performance in 2018 and beyond Positioned for growth and profitability

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